Bank Loan - current portion	12 Months Ended
Dec. 31, 2015
Bank Loan current portion [Abstract]
Bank Loan - current portion
11.	Bank Loan – current portion

As of December 31, 2014, the Company’s bank debt is as follows:

	NBG	Credit Suisse
December 31, 2013	$23,237	$36,450
Additions	$-	$-
Payments	$(5,639)	$(21,450)
Debt forgiveness	$-	$(15,000)
December 31, 2014	$17,598	$-

As of December 31, 2015, the Company’s bank debt is as follows:

NBG
December 31, 2014	$17,598
Additions	$-
Payments	$-
December 31, 2015	$17,598

The remaining repayment terms of the loan outstanding as of December 31, 2015 is as follows:

Lender	Vessel	Remaining Repayment Terms

National Bank of Greece	M/V Free Neptune	Four quarterly installments of $837.5 and a balloon payment of $14,248, payable together with the last installment due on December 16, 2016.

The vessel indicated in the above table is pledged as collateral for the respective loan.

The Company’s credit facility with NBG bears interest at LIBOR plus a margin of 4%, and is secured by mortgage on the financed vessel (M/V Free Neptune) and assignments of vessel’s earnings and insurance coverage proceeds. It also includes affirmative and negative financial covenants of the borrower, including maintenance of operating accounts, average cash balances to be maintained with the lending bank and minimum ratios for the fair value of the collateral vessel compared to the outstanding loan balance. The borrower is restricted under its respective loan agreement from incurring additional indebtedness, changing the vessel’s flag without the lender’s consent or distributing earnings.

The weighted average interest rate for the year ended December 31, 2015 and 2014 was 4% and 3%, respectively. Interest expense incurred under the above loan agreements amounted to $1,237, $1,655 and $1,946 for the years ended December 31, 2015, 2014 and 2013, respectively, and is included in “Interest and Finance Costs” in the accompanying consolidated statements of operations.

Credit Suisse Facility

Following the term sheet on January 30, 2014, the Company and certain of its subsidiaries entered into an agreement with Credit Suisse, on May 28, 2014, whereby the Company agreed to pay to Credit Suisse approximately $22,636 from the offering proceeds (Note 16) to eliminate all of its debt obligations owed to Credit Suisse, amounting to $37,636 as of that date, and be discharged and released from any and all payment obligations (actual and contingent) owed and payable by the Company in respect of all amounts of principal, interest thereon, fees, costs and expenses under the credit Facility Agreement and Master Swap Agreement, both dated December 24, 2007 (as amended and/or supplemented and/or restated from time to time). Under the terms of this agreement Credit Suisse undertook, upon receipt of such payment, to cancel all the remaining debt of $15,000 owed by the Company and to release (i) any and all liens it has on the assets of the Company and (ii) all corporate guarantees received from the Company’s subsidiaries.

On May 30, 2014, the Company paid the amount of $22,636 to Credit Suisse, as per the agreement above and received the relative Waiver of Debt and Deed of Release and Reassignment, which included the release of all first preferred mortgages, general assignments of collateral and charter assignments (relating to its vessels M/V Free Jupiter, M/V Free Hero and M/V Free Goddess) together with each vessel’s release and reassignment of insurance, as well as the release of all first priority account pledges and guarantee agreements executed by its subsidiaries owning these vessels.

NBG Facility

On February 22, 2014, the Company and certain of its subsidiaries entered into terms with NBG for settlement of its obligations arising from the loan agreement with NBG. Pursuant to the terms, NBG agreed to accept a cash payment of $22,000 no later than December 31, 2014, in full and final settlement of all of the Company’s obligations to NBG and NBG would forgive the remaining outstanding balance of approximately $4,700. On September 17, 2014 the Company made a payment of $2,700 to reduce outstanding indebtedness with NBG. On September 24, 2014, the Company sold the M/V Free Impala, a 1997-built, 24,111 dwt Handysize dry bulk carrier for a gross sale price of $3,600. Subsequently, the amount of $3,300 had been used to reduce outstanding indebtedness with NBG, which had a mortgage on the vessel. The agreed settlement of the Company’s obligations, arising from the loan agreement with NBG mentioned above, was not realized and negotiations have resumed for a new agreement. On June 18, 2015, the Company received from NBG a reservation of rights letter stating that the Bank may take any actions and may exercise all of their rights and remedies referred in the security documents. In December 2015, the Company received notification from NBG that the Company has not paid the aggregate amount of $13,551 constituting repayment installments, accrued loan and default interest due on December 16, 2015.

Loan Covenants

As of December 31, 2014 and December 31, 2015, the Company was in breach of certain of its financial covenants for its loan agreement with NBG, including the loan-to-value ratio, interest cover ratio, minimum liquidity requirements and leverage ratio. Thus, in accordance with guidance related to classification of obligations that are callable by the creditor, the Company has classified all of the related long-term debt amounting to $17,598 as current at December 31, 2015.

NBG loan agreement:

●	Average corporate liquidity: the Company is required to maintain an average corporate liquidity of at least $3,000;

●	Leverage ratio: the corporate guarantor’s leverage ratio shall not at any time exceed 55%;

●	Ratio of EBITDA to net interest expense shall not be less than 3; and

●	Value to loan ratio: the fair market value of the financed vessels shall be at least (a) 115% for the period July 1, 2010 to June 30, 2011 and (b) 125% thereafter.

The covenants described above are tested annually on December 31st.